EXHIBIT 23.1



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                         CONSENT OF INDEPENDENT AUDITORS





We consent to the incorporation by reference in Registration Statement No. 333-16581 on Form S-3 and Registration Statement Nos. 33-83996, 33-84048, 333-03513 and 333-06141 on Forms S-8 pertaining to CryoLife, Inc., of our report dated February 5, 1997, with respect to the financial statements of Ideas for Medicine, Inc., included in CryoLife, Inc.'s Form 8-K/A (Amendment No. 1) dated March 5, 1997.


                                            Ernst & Young LLP


Atlanta, Georgia
May 13, 1997



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